United States Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 18, 2015

ISORAY, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-33407	41-1458152
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354

(Address of principal executive offices) (Zip Code)

(509) 375-1202

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On December 18, 2015, IsoRay Medical, Inc. (“Medical”), a wholly owned subsidiary of IsoRay, Inc. (the “Registrant”), entered into an Addendum No. 1 (the “Addendum”) to its existing supply contract (the “Agreement”) with Joint Stock Company “Institute of Nuclear Materials”, a Russian company. Through the Addendum, the Agreement’s term was extended through March 31, 2016 solely to permit ongoing payments for orders made by Medical through December 31, 2015 (the intended last order date under the Agreement). Beginning January 1, 2016, all new orders and payments for those new orders will be made pursuant to the terms of Medical’s new supply agreement with its new Russian supplier, JSC Isotope, as disclosed in the Registrant’s Form 8-K filed on December 21, 2015.

ITEM 9.01 Exhibits

(c)	Exhibits

10.86	Addendum No. 1, dated December 18, 2015, to Contract, dated January 12, 2015, by and between IsoRay Medical, Inc. and Joint Stock Company “Institute of Nuclear Materials”

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 30, 2015

IsoRay, Inc., a Minnesota corporation

	By:	/s/ Dwight Babcock
Dwight Babcock, CEO